EXHIBIT 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of New Millennium Media International, Inc. (the "Company"), on Form 10-QSB of the quarter ended March 31, 2004, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The quarterly report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company

New Millennium Media International, Inc.


By: /s/ John"JT" Thatch                    Dated this 10th day of May 2004
    ---------------------------
    John "JT" Thatch
    CEO/President/Director